                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: November 8, 1999
                    Capita Equipment Receivables Trust 1996-1


   A New York                Commission File            I.R.S. Employer
  Corporation                NO. 333-08645               No. 13-7097632


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report
Determination Date: November 8, 1999     Payment Date: November 15, 1999
Collection Period:  October 31, 1999

Item 5. Other
   I.    Information Regarding the Contracts

       1.  Contract Pool Principal Balance
           a.    Beginning of Collection Period                                               $   385,022,143
           b.    End of Collection Period                                                     $   356,333,970
           c.    Reduction for Collection Period                                              $    28,688,173
       2.  Delinquent Scheduled Payments
           a.    Beginning of Collection Period                                               $    15,112,924
           b.    End of Collection Period                                                     $    15,057,992
       3.  Liquidated Contracts
           a.    Number of Liquidated Contracts                                                           410
                 with respect to Collection Period                                                        ---
           b.    Required Payoff Amounts of Liquidated Contracts                              $     2,117,220
           c.    Total Reserve for Liquidation Expenses                                       $        -
           d.    Total Liquidation Proceeds Received (1)                                      $     1,616,405
           e.    Liquidation Proceeds Allocated to Owner Trust                                $     1,557,231
           f.    Liquidation Proceeds Allocated to Depositor                                  $        59,174
           g.    Current Realized Losses                                                      $       559,989
       4.  Prepaid Contacts
           a.    Number of Prepaid Contracts with respect                                                 197
                 to Collection Period
           b.    Required Payoff Amounts of Prepaid Contracts                                 $       826,710
       5.  Purchased Contracts (by TCC)
           a.    Number of Contracts Purchased by TCC with                                                  0
                 respect to Collection Period                                                              --
           b.    Required Payoff Amounts of Purchased Contracts                               $        -



6.  Delinquency Status of Contracts (End of Collection Period)


                         -------------------------------------------------------------------
                                                                           % of Aggregate
                          Number of         % of      Aggregate Required  Required Payoff
                          Contracts       Contracts     Payoff Amounts        Amounts
                         -------------------------------------------------------------------
  a.    Current          44,922          88.21%        $ 328,335,837         88.41%
  b.    31-60 days        2,591           5.09%        $  21,642,268          5.83%
  c.    61-90 days        1,328           2.61%        $   8,581,344          2.31%
  d.    91-120 days         828           1.63%        $   5,689,650          1.53%
  e.    120+ days         1,260           2.47%        $   7,142,863          1.92%
  f.    Total            50,929         100.00%        $ 371,391,962        100.00%

7.  Historical Delinquency Experience with Respect to Contracts


   ----------------------------------------------------------------------------------------------------------
                              % of                % of                  % of                    % of
                            Aggregate           Aggregate             Aggregate              Aggregate
                         Required Payoff     Required Payoff       Required Payoff        Required Payoff
                             Amounts             Amounts               Amounts                Amounts
      Collection
         Periods       31-60 Days Past Due  1-90 Days Past Due  91-120 Days Past Due     120+ Days Past Due
   ----------------------------------------------------------------------------------------------------------
     10/31/99                 5.83%               2.31%                 1.53%                  1.92%
      9/30/99                 5.65%               2.34%                 1.31%                  1.85%
      8/31/99                 5.08%               2.06%                 1.62%                  1.68%
      7/31/99                 5.33%               2.43%                 1.29%                  1.93%
      6/30/99                 5.02%               2.43%                 1.52%                  1.70%
      5/31/99                 6.17%               2.59%                 1.27%                  1.90%
      4/30/99                 5.66%               2.37%                 1.08%                  1.71%
      3/31/99                 5.84%               2.32%                 1.08%                  1.66%
      2/28/99                 6.98%               2.44%                 1.30%                  1.80%
      1/31/99                 6.09%               2.24%                 1.17%                  1.74%
     12/31/98                 5.94%               1.90%                 1.23%                  1.45%
     11/30/98                 6.15%               1.94%                 0.92%                  1.30%
     10/31/98                 4.92%               1.55%                 0.90%                  1.28%
      9/30/98                 4.39%               1.47%                 0.91%                  1.24%
      8/31/98                 4.08%               1.59%                 0.83%                  1.00%
      7/31/98                 4.04%               1.42%                 0.82%                  1.17%
      6/30/98                 3.90%               1.37%                 0.77%                  1.41%
      5/31/98                 4.46%               1.51%                 0.80%                  1.41%
      4/30/98                 4.47%               1.54%                 0.98%                  1.25%
      3/31/98                 3.85%               1.61%                 0.98%                  1.12%
      2/28/98                 6.83%               2.00%                 0.79%                  1.09%
      1/31/98                 4.39%               1.21%                 0.65%                  0.94%
     12/31/97                 3.50%               1.25%                 0.54%                  0.85%
     11/30/97                 2.78%               0.42%                 0.24%                  0.16%
     10/31/97                 3.64%               1.07%                 0.45%                  0.73%
      9/30/97                 3.21%               0.95%                 0.48%                  0.82%
      8/31/97                 3.58%               0.95%                 0.50%                  0.80%
      7/31/97                 3.11%               0.90%                 0.53%                  0.78%
      6/30/97                 3.53%               0.90%                 0.57%                  0.69%
      5/31/97                 3.06%               0.99%                 0.58%                  0.63%
      4/30/97                 2.99%               1.08%                 0.47%                  0.64%
      3/31/97                 3.73%               0.96%                 0.46%                  0.61%
      2/28/97                 3.70%               0.97%                 0.55%                  0.55%
      1/31/97                 3.27%               0.97%                 0.49%                  0.40%
     12/31/96                 4.10%               0.96%                 0.39%                  0.20%
     11/30/96                 3.49%               0.83%                 0.34%                  0.00%
     10/31/96                 2.90%               0.64%                 0.01%                  0.01%


8.  Historical Loss Experience With Respect to Contracts


                                       --------------------------------------------------------------------------------
                                        Collection      3 Collection       6 Collection Periods     Cumulative Since
                                          Period       Periods Ending             Ending              Cut-off Date
                                        October-99       October-99             October-99
                                       --------------------------------------------------------------------------------

a. Number of Liquidated                     410             1,596                  3,322                 21,887
   Contracts
b. Number of Liquidated                   0.146%           0.569%                 1.184%                 7.799%
   Contracts as a Percentage
   of Initial Contracts
c. Required Payoff Amounts of            2,117,220        9,403,218             18,494,965            131,287,274
   Liquidated Contracts
d. Liquidation Proceeds Allocated        1,557,231        2,837,889              5,174,863             31,462,471
   to Owner Trust
e. Aggregate Current Realized             559,989         6,565,329             13,320,102             99,824,803
   Losses
f. Aggregate Current Realized             0.018%           0.206%                 0.418%                 3.134%
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance

II.   Information Regarding the Securities

     1.  Summary of Balance Information


         ------------------------------------------------------------------------------------------------------------------------
                                          Principal Balance as of  Class Factor as of  Principal Balance as of  Class Factor as of
           Class               Coupon       November 15, 1999      November 15, 1999       October 15, 1999      October 15, 1999
                                Rate           Payment Date           Payment Date           Payment Date          Payment Date
         ------------------------------------------------------------------------------------------------------------------------

      a. Class A-1 Notes       5.6000%     $          0              0.00000             $          0              0.00000
      b. Class A-2 Notes       5.9500%     $          0              0.00000             $          0              0.00000
      c. Class A-3 Notes       6.1100%     $          0              0.00000             $          0              0.00000
      d. Class A-4 Notes       6.2800%     $ 97,064,400              0.24253             $126,015,807              0.31487
      e. Class B Notes         6.5700%     $178,500,000              1.00000             $178,500,000              1.00000
      f. Equity Certificates   6.7500%     $ 95,659,329              0.75021             $ 95,659,329              0.75021
      g. Total                  N.A.       $371,223,729              0.11655             $400,175,136              0.12563


  Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $371,223,729 and the CCA Balance is $59,260,801.

   2. Monthly Principal Amount
      a. Principal Balance of Notes and Equity Certificates
         (End of Prior Collection Period)                                                            $    400,175,136
      b. Contract Pool Principal Balance (End of Collection Period)                                  $    356,333,970
      c. Monthly Principal Amount                                                                    $     43,841,166
   3. Gross Collections
      a. Scheduled Payments Received                                                                 $     29,042,174
      b. Liquidation Proceeds Allocated to Owner Trust                                               $      1,557,231
      c. Required Payoff Amounts of Prepaid Contracts                                                $        826,710
      d. Required Payoff Amounts of Purchased Contracts                                              $             -
      e. Proceeds of Clean-up Call                                                                   $             -
      f. Investment Earnings on Collection Account and Note Distribution Account                     $        101,210
      g. Extension Fees Allocated to Owner Trust                                                     $             -
      h. Total Gross Collections (sum of (a) through (g))                                            $     31,527,326
   4. Determination of Available Funds
      a. Total Gross Collections                                                                     $     31,527,326
      b. Withdrawal from Cash Collateral Account                                                     $             -
      c. Total Available Funds                                                                       $     31,527,326

5.  Application of Available Funds



  -------------------------------------------------------------------------------------------------
                 Item                                Amount              Remaining Available Funds
  -------------------------------------------------------------------------------------------------

  a.    Total Available Funds                                           $         31,527,326
  b.    Servicing Fee                       $         401,065           $         31,126,261
  c.    Interest on Notes:
        i)          Class A-1 Notes         $            -              $         31,126,261
        ii)         Class A-2 Notes         $            -              $         31,126,261
        iii)        Class A-3 Notes         $            -              $         31,126,261
        iv)         Class A-4 Notes         $         659,483           $         30,466,778
        v)          Class B Notes           $         977,288           $         29,489,491
  d.    Interest on Equity                  $         538,084           $         28,951,407
        Certificates
  e.    Principal of Notes and
        Equity Certificates:
        i)         Class A-1 Notes          $            -              $         28,951,407
        ii)        Class A-2 Notes          $            -              $         28,951,407
        iii)       Class A-3 Notes          $            -              $         28,951,407
        iv)        Class A-4 Notes          $      28,951,407           $             -
        v)         Class B Notes            $            -              $             -
        vi)        Equity Certificates      $            -              $             -
  f.    Deposit to Cash                     $            -              $             -
        Collateral Account
  g.    Amount to be applied in             $            -              $             -
        accordance with CCA
        Loan Agreement
  h.    Balance, if any, to Equity          $            -              $             -
        Certificates

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation

   -----------------------------------------------------------------------------------------------------
                                                                                 November 15, 1999
                       Item                                                        Payment Date
   -----------------------------------------------------------------------------------------------------
  a.    Available Cash Collateral Amount (Beginning)                    $         59,260,801
  b.    Deposits to Cash Collateral Account                             $             -
  c.    Withdrawals from Cash Collateral Account                        $             -
  d.    Releases of Cash Collateral Account Surplus                     $             -
        (Excess, if any of (a) plus (b) minus (c) over (f))
  e.    Available Cash Collateral Amount (End)                          $         59,260,801
        (Sum of (a) plus (b) minus (c) minus (d))
  f.    Requisite Cash Collateral Amount                                $         63,704,600
  g.    Cash Collateral Account Shortfall                               $          4,443,799
        (Excess, if any, of (f) over (e))
2. Calculation of Requisite Cash Collateral Amount
  a.    For Payment Dates from, and including, the
        November 1996 Payment Date  to,
        and including, the October 1997 Payment Date
        1) Initial Cash Collateral Amount                               $        207,040,000
  b.    For Payment Dates from, and including, the
        November 1997 Payment Date until
         the Final Payment Date, the sum of
        1) 8% of the Contract Pool Principal Balance                    $         28,506,718
        2) The Aggregate Principal Balance of the Notes                 $         14,889,759
         and the Equity Certificate Balance less the
         Contract Pool Principal Balance
        3) Total ((1) plus (2))                                         $         43,396,477
  c.    Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal                   $         63,704,600
        Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
        and the Equity Certificate Balance                              $         63,704,600
  d.    Requisite Cash Collateral Amount
3. Calculation of Cash Collateral Account Withdrawals                   $             -
  a.    Interest Shortfalls                                             $             -
  b.    Principal Deficiency Amount
  c.    Principal Payable at Stated Maturity Date of                    $             -
        Class of Notes or Equity Certificates                           $             -
  d.    Total Cash Collateral Account Withdrawals


 IV. Information Regarding Distributions on Securities


  --------------------------------------------------------------------------
      Distribution               Class A-1     Class A-2     Class A-3
         Amounts                   Notes         Notes         Notes
  --------------------------------------------------------------------------

  1. Interest Due                 $     -       $      -        $    -
  2. Interest Paid                $     -       $      -        $    -
  3. Interest Shortfall           $     -       $      -        $    -
  ((1) minus (2))
  4. Principal Paid               $     -       $      -        $    -
  5. Total Distribution Amount    $     -       $      -        $    -
  ((2) plus (4))


  ----------------------------------------------------------------------------------------
      Distribution                Class A-4      Class B          Equity
         Amounts                    Notes         Notes        Certificates        Totals
  -----------------------------------------------------------------------------------------

  1. Interest Due                 $    659,483  $    977,288    $   538,084      $     2,174,854
  2. Interest Paid             *  $    657,362  $    977,288    $   538,084      $     2,172,733
  3. Interest Shortfall           $      -      $      -        $      -         $         -
  ((1) minus (2))
  4. Principal Paid           **  $ 28,546,218  $      -        $      -         $    28,546,218
  5. Total Distribution Amount    $ 29,203,580  $    977,288    $   538,084      $    30,718,952
  ((2) plus (4))


  * ON AUGUST 15TH PAYMENT DATE, INTEREST ON THE A-4 NOTES WAS OVERSTATED AND OVERPAID. INTEREST STATED WAS $998,446.53 AND THE SAME AMOUNT WAS PAID. THE CORRECT INTEREST AMOUNT SHOULD HAVE BEEN $996,326.04. THIS MONTH'S A-4 INTEREST SETTLEMENT WILL BE ADJUSTED FOR THE DIFFERENCE.
 ** ON AUGUST 15TH PAYMENT DATE, PRINCIPAL ON THE A-4 NOTES WAS OVERSTATED AND OVERPAID. PRINCIPAL STATED WAS $34,776,163.66 AND THE SAME AMOUNT WAS PAID. THE CORRECT PRINCIPAL AMOUNT SHOULD HAVE BEEN $34,370,975. THIS MONTH'S A-4 INTEREST SETTLEMENT WILL BE ADJUSTED FOR THE DIFFERENCE.

V.      Information Regarding Other Pool Characteristics

     -------------------------------------------------------------------------------------------------
                                                       As of End of               As of End of
                 Item                                   October-99                September-99
                                                     Collection Period          Collection Period
     -------------------------------------------------------------------------------------------------
 1.  Original Contract Characteristics
     a.    Original Number of Contracts                   280,634                     N.A.
     b.    Cut-Off Date Contract Pool                  3,185,229,329                  N.A.
           Principal Balance
     c.    Original Weighted Average                    38.6 months                   N.A.
            Remaining Term
     d.    Weighted Average                             56.1 months                   N.A.
           Original Term
 2.  Current Contract Characteristics
     a.    Number of Contracts                            50,929                     54,221
     b.    Average Contract                                6,997                      7,101
           Principal Balance
     c.    Weighted Average                                21.0                       21.4
            Remaining Term

          VI. Capita Equipment Receivables Trust 1996-1 Prepayment Schedule

  --------------------------------------------------
  Payment Date                    Since Issue
    Period                            CPR
  --------------------------------------------------
    0             Oct-96
    1             Nov-96            10.866%
    2             Dec-96            7.964%
    3             Jan-97            8.606%
    4             Feb-97            8.254%
    5             Mar-97            7.615%
    6             Apr-97            7.211%
    7             May-97            8.268%
    8             Jun-97            7.752%
    9             Jul-97            7.784%
   10             Aug-97            7.781%
   11             Sep-97            7.506%
   12             Oct-97            7.348%
   13             Nov-97            7.346%
   14             Dec-97            6.629%
   15             Jan-98            6.741%
   16             Feb-98            7.251%
   17             Mar-98            6.870%
   18             Apr-98            7.200%
   19             May-98            7.072%
   20             Jun-98            6.870%
   21             Jul-98            7.232%
   22             Aug-98            7.327%
   23             Sep-98            7.253%
   24             Oct-98            7.147%
   25             Nov-98            7.198%
   26             Dec-98            7.079%
   27             Jan-99            7.208%
   28             Feb-99            7.415%
   29             Mar-99            7.485%
   30             Apr-99            7.965%
   31             May-99            8.545%
   32             Jun-99            8.120%
   33             Jul-99            8.446%
   34             Aug-99            8.506%
   35             Sep-99            8.419%
   36             Oct-99            8.134%
   37             Nov-99            7.903%

  VII. Purchased, Liquidated and Paid Contracts
        A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on November 15, 1999



    This Certificate shall constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.



                            AT&T Capital Corporation

                                  Michel Beland
                                  Michel Beland
                   Senior Vice President, Financial Reporting